UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         February 8, 2008
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                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                  000-30575                 91-2032368
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 (State or other jurisdiction  (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)



4991 CORPORATE DRIVE                                    HUNTSVILLE, AL  35805
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 (Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code     (256) 430-4000
                                                   ---------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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     Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     (c) As previously reported, Edwin L. Harper was elected as the Chairman of the Board of Directors on January 23, 2008. On February 8, 2008, the Board of Directors of Avocent Corporation (the "Company"), upon the recommendation of the Nominating and Governance Committee of the Company's Board of Directors, approved an annual cash fee for the Chairman of the Board of Directors of $35,000, which is the same fee formerly paid to Mr. Harper as the Company's Lead Independent Director. Mr. Harper will receive the Chairman's fee and the annual cash fee of $35,000 the Company pays all non-employee directors for their service on the Company's Board of Directors. The Company will also pay Mr. Harper $260,000 on an annualized basis, until a new Chief Executive Officer is selected, for the additional services that Mr. Harper will provide to the Company in connection with the selection of a new Chief Executive Officer and other management and transitional issues. Mr. Harper was also awarded 12,000 restricted stock units under the Company's 2005 Equity Incentive Plan, which will vest when a new Chief Executive Office takes office and commences employment with the Company or an affiliate.



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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AVOCENT CORPORATION

Date: February 14, 2008


                     By: /s/ Samuel F. Saracino
                         -------------------------------------------------------
                        Samuel F. Saracino
                        Executive Vice President of Legal and Corporate Affairs, General Counsel, and Secretary